HERE CONFIDENTIAL
EX. 10.16.65+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

TWENTY-FIRST AMENDMENT TO THE DATA LICENSE AGREEMENT
This Twenty-First Amendment (“Twenty-First Amendment”) to the Data License Agreement (“Agreement”) dated December 1, 2002, by and between TeleNav, Inc. (formerly known as Televigation, Inc.; collectively referred to herein as “Client” or “LICENSEE”) and Navigation Technologies Corporation (“NTC”), which was subsequently assigned by NTC to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively “HERE”), is made and entered into as of the date of last signature below (“Twenty-First Amendment Effective Date”). Capitalized terms not otherwise defined in the body of this Twenty-First Amendment shall have the meanings set forth in the Agreement.
WHEREAS, HERE and Client desire to amend certain provisions of the Agreement with this Twenty-First Amendment;
WHEREFORE, the parties agree as follows:

1.	Amendment Term. The term of this Twenty-First Amendment (the “Twenty-First Amendment Term”) shall be co-terminous with the Agreement.
Single Compilation License Grant. For purposes of this Twenty-First Amendment and for the duration of the Twenty-First Amendment Term only, the following is hereby added as new Section 4.7 of the Agreement:
“4.7     Single Compilation License Grant
Notwithstanding anything to the contrary under the Agreement:
(a)    License for Single Compilation. Subject to Client’s compliance with the terms and conditions set forth in the Agreement, HERE hereby grants Client a non-exclusive, non-transferable, non-sublicensable (except as otherwise permitted herein), restricted right during the Term of the Agreement to use the HERE Materials in a Single Compilation. “HERE Materials” shall consist of any Data for any Territory (and all combinations thereof) for which HERE has granted Client the right to use and distribute such Data for use in Applications under the Agreement (including any Territory License and/or amendment thereto).

As used herein, “Single Compilation” shall mean the compilation of HERE Materials into Client’s own proprietary data format. For clarity, Client has the right to include any portion or all of HERE Materials in the Copies distributed to End User but shall make accessible to End Users only that Compiled Data for which Client pays the License Fees described in the applicable pricing exhibit of each such Territory License. Client’s right to use HERE Materials in a Single Compilation is expressly conditioned on Client restricting access to the HERE Materials by an End User to only the Data used within Applications as licensed under any Territory License to the Agreement.

(b)     Audit Rights.
HERE shall have the right, at its own expense, on reasonable notice and not more than once [*****], to inspect and audit: (1) OEM head units, but only as each OEM head unit has been commercially launched by OEM (and therefore in the public domain); or (2) equivalent hardware to the OEM head unit if such unit has not yet been commercially launched, for which Client shall reasonably and fully cooperate with HERE, in both cases at Client’s location during normal business hours in order to verify Client’s compliance with the terms and conditions set forth herein and to verify the amount of License Fees and other charges due to HERE. All provisions of Section 5.9, Right to Audit, shall apply.”

2.	For avoidance of doubt, nothing stated herein shall in any way affect Client’s license rights to the Data used within Applications licensed under any Territory License to the Agreement.

3.	Except as otherwise modified herein, the terms of the Agreement shall remain in full force and effect.

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 21 to Telenav DLA_06DEC2018_CR    Page 1 of 2
PR 022479

HERE CONFIDENTIAL
EX. 10.16.65+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

*         *         *
IN WITNESS WHEREOF, the parties have caused this Twenty-First Amendment to be executed by their authorized representatives as of the Twenty-First Amendment Effective Date.
HERE NORTH AMERICA, LLC     TELENAV, INC.
By:    /s/ Simon Anolick        By:    /s/ Adeel Manzoor
Name:    Simon Anolick        Name:    Adeel Manzoor
Title:    Director Legal Counsel        Title:    CFO
Date:    December 6, 2019 | 7:44 AM PST        Date:    12/18/2019

HERE NORTH AMERICA, LLC
By:    /s/ Adil Musabji
Name:    Adil Musabji
Title:    Senior Patent Attorney
Date:    December 6, 2019 | 7:50 AM PST

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 21 to Telenav DLA_06DEC2018_CR    Page 2 of 2
PR 022479